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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 21, 2002
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                       MOUNTAINBANK FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


          NORTH CAROLINA                 000-32547             56-2237240
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    (State or other jurisdiction        (Commission           (IRS Employer
          of incorporation)             File Number)        Identification No.)

               201 Wren Drive
               Hendersonville, North Carolina                  28792
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               (Address of principal executive offices)        (Zip Code)



     Registrant's telephone number, including area code: (828) 693-7376
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Item 5.  Other Events and Regulation FD Disclosure.

         On June 21, 2002, Registrant and CNB Holdings, Inc. ("CNB"), announced that they have entered into a definitive agreement providing for CNB to be merged into Registrant. The proposed merger transaction is subject to the approval of CNB's shareholders, receipt of required state and federal bank regulatory approvals, and other conditions described in the agreement. It is expected that the merger will be completed during the fourth quarter of 2002.

         CNB is headquartered in Pulaski, Virginia, and has approximately $61 million in consolidated assets. It is the bank holding company for Community National Bank, which operates two banking offices in Pulaski.

         A copy of Registrant's and CNB's joint press release is attached as
Exhibit 99.1 to this Report.

         Registrant and Cardinal Bankshares Corporation ("Cardinal") previously announced that, on May 30, they had entered into a letter of intent providing for Cardinal to be merged into Registrant. On June 24, Registrant and Cardinal announced that they now have executed a definitive agreement pertaining to their proposed merger. The proposed merger transaction is subject to approval by shareholders of both companies, receipt of state and federal bank regulatory approvals, and other conditions described in the agreement. It is expected that the merger will be completed during the fourth quarter of 2002.

         Cardinal is headquartered in Floyd, Virginia, and has approximately $185 million in consolidated assets. It is the bank holding company for Bank of Floyd, which operates five banking offices in Floyd, Christiansburg, Hillsville, Roanoke and Willis, Virginia.

         A copy of Registrant's and Cardinal's joint press release is attached as Exhibit 99.2 to this Report.

         Registrant is a bank holding company headquartered in Hendersonville, NC, and has approximately $650 million in consolidated assets. It is the parent company of MountainBank which currently operates 15 banking offices in nine western North Carolina counties and a mortgage subsidiary headquartered in Greenwood, S.C.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.   The following exhibits are being filed with this Report:


Exhibit No.                     Exhibit Description

       99.1                 Copy of joint press release dated June 21, 2002

       99.2                 Copy of joint press release dated June 24, 2002

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           MOUNTAINBANK FINANCIAL CORPORATION
                                                      (Registrant)



Date: June   26  , 2002                    By: /S/ Gregory L. Gibson
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                                                   Gregory L. Gibson
                                                   Chief Financial Officer

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